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                                                                   EXHIBIT 10.17

                               AMENDMENT NO. 2 TO
                          LOAN AND SECURITY AGREEMENT

         BY THIS AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT ("Amendment") dated as of December 13, 1995, Ascension Resorts, Ltd., a Texas limited partnership, d/b/a Silverleaf Resorts, Ltd. ("Borrower"), Ascension Capital Corporation, a Texas corporation ("Assuming Borrower"), and FINOVA Capital Corporation, a Delaware corporation, formerly known as Greyhound Financial Corporation, a Delaware corporation ("Lender"), for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby confirm and agree as follows:

                          ARTICLE 1 - INTRODUCTION

         1.1 Borrower and Lender previously entered into a Loan and Security Agreement dated as of August 12, 1994, as amended by an Amendment No.1 to Loan and Security Agreement ("First Amendment") dated July 24, 1995 (collectively, the "Loan Agreement"), relating to a revolving line of credit loan in the amount of up to $12,000,000 ("Loan"). All capitalized terms used but not specifically defined herein shall have the meanings described in the Loan Agreement.

         1.2 Borrower will be merged into its general partner, Assuming Borrower, and Assuming Borrower will be renamed "Silverleaf Vacation Club, Inc." pursuant to a merger to be effective on or before December 31, 1995, and the actual effective date of the merger shall be referred to herein as the "Merger Date." As a result of the merger, Assuming Borrower will assume Borrower's existing and ongoing obligations under the Documents, and take title to all property securing the Loan subject to the liens and security interests created in favor of Lender pursuant to the Documents.

         1.3 Borrower, Assuming Borrower and Lender wish to amend the Loan Agreement, among other ways, to provide for Lender's consent to the merger, and provide for certain conditions subsequent to such consent, all as more fully provided below.

                             ARTICLE 2 - AGREEMENT

         2.1     Subject to the conditions subsequent described in paragraph
2.3 below, in order to satisfy the requirements of Section 6.7(d) of the Loan Agreement, Lender hereby approves the merger of Borrower into Assuming Borrower. Lender and Borrower further agree, subject to paragraph 2.3 below, that on and after the Merger Date, all references to the Borrower in the Loan Agreement and other Documents shall mean Silverleaf Vacation Club, Inc., a Texas corporation.




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         2.2     Effective as of the Merger Date, Assuming Borrower hereby
                 absolutely and unconditionally assumes all of the Borrower's Obligations under the Loan Documents, and without limiting the generality of such assumption, covenants, promises and agrees:

                          (i) to pay the Note at the time(s) and in the manner as provided therein;

                          (ii) to perform each and all of the covenants, agreements and obligations to be performed by Borrower under the Documents; and

                          (iii) to be bound by each and all of the terms and provisions of, and to perform each and all of the Obligations of Borrower under, the Documents.

Assuming Borrower acknowledges and agrees that this assumption is part of the consideration for Lender's consent to the merger of Borrower into Assuming Borrower.

         2.3 Lender's obligation to make Advances of the Loan on and after the Merger Date, and Lender's consent to the merger of Borrower into Assuming Borrower is conditioned upon satisfaction of the following no later than fifteen (15) days after the Merger Date:

                 (a)      Lender's receipt of:

                          (i) a certified copy of the Articles of Merger, Certificate of Merger, and any other documents required to effectuate the merger of Borrower into Assuming Borrower, including without limitation, all limited partner approvals required for such merger; and

                          (ii) a resolution or certificate from Borrower and Assuming Borrower authorizing (A) the execution and delivery of this Amendment and the other documents called for in this Amendment or requested by Lender pursuant to this paragraph ("Modification Documents") and (B) the transactions contemplated hereby.

                 (b) Lender's receipt of a written opinion by counsel to Borrower and Assuming Borrower acceptable to Lender in the form of Exhibit A hereto; and

                 (c) Assuming Borrower's delivery, as Borrower under the Loan, of such amendments to recorded and filed Documents as Lender may deem necessary, including without limitation, additional UCC-1 financing statements and amendments to UCC-1 financing statements, and such further instruments as are necessary or desirable to effect the intent of this Amendment and to secure to Lender the benefits of all rights and




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         remedies conferred upon Lender by the terms of this Amendment and any other documents executed in connection herewith.

         2.4 Subject to the remaining provisions of this paragraph, Borrower and Assuming Borrower will on demand pay or, at Lender's election, reimburse Lender for all Lender's attorneys' fees and other out-of-pocket expenses in connection with the documentation and closing of this Amendment.

         2.5 Borrower confirms and restates to Lender as of the date hereof all its representations and warranties set forth in the Loan Agreement, as amended hereby, and the other documents executed by Borrower evidencing, securing or otherwise pertaining to the Loan ("Documents"). Borrower reaffirms all liens and security interests granted by it to Lender, and Borrower and Assuming Borrower agree that such liens and security interests shall continue to secure the Loan. Borrower and Assuming Borrower further acknowledge that Lender has performed and is not in default of its Obligations under the Documents and that there are no offsets, defenses or counterclaims with respect to any of Borrower's Obligations under the Documents. In addition, Assuming Borrower hereby represents and warrants that its sole business activity and function to date has been to act as the general partner of Borrower, and that upon consummation of the merger described herein, the limited partner(s) of Borrower shall receive shares of Assuming Borrower in exchange for their limited partnership interests in Borrower, and that such limited partners shall not be merged into Assuming Borrower.

         2.6 This Amendment may not be amended or otherwise modified except in a writing duly executed by the parties hereto.

         2.7 This Amendment constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and this Amendment and the Documents, as amended hereby, supersede all prior written or oral understandings and agreements between the parties in connection with its subject matter; provided, however, that if the Merger Date has not occurred by January 15, 1996, this Amendment shall be of no force or effect and the relationship of the parties hereto shall continue to be governed by the Loan Agreement without giving effect hereto.

         2.8 All Schedules and Exhibits referred to herein are herein incorporated by this reference.

         2.9 This Amendment may be executed in one or more counterparts, and any number of which having been signed by all the parties hereto shall be taken as one original.

         2.10 Borrower, Assuming Borrower and Lender hereby ratify and confirm the Loan Agreement, as amended hereby, in all respects; and, except as expressly amended hereby, the Loan Agreement shall remain in full force and effect.




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         IN WITNESS WHEREOF this instrument is executed as of the date set forth above.


                                           "BORROWER"

                                           ASCENSION RESORTS, LTD., a Texas
                                           limited partnership, d/b/a Silverleaf
                                           Resorts, Ltd.

                                           By:  ASCENSION CAPITAL CORPORATION, a
                                                Texas corporation
                                                Its: General Partner

                                                BY: /s/ ROBERT E. MEAD
                                                   -----------------------------
                                                   Robert E. Mead
                                                   Its: Chief Executive Officer

                                           "ASSUMING BORROWER"

                                           ASCENSION CAPITAL CORPORATION, a
                                           Texas corporation

                                           BY: /s/ ROBERT E. MEAD
                                               ---------------------------------
                                               Robert E. Mead
                                               Its: Chief Executive Officer

                                           "LENDER"

                                           FINOVA Capital Corporation,
                                           a Delaware corporation,
                                           formerly known as
                                           Greyhound Financial Corporation

                                           By:  /s/ JACK FIELDS, III
                                               ---------------------------------
                                           Print Name:  JACK FIELDS,III
                                                      --------------------------
                                           Title:    GROUP VICE PRESIDENT
                                                 -------------------------------



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                              CONSENT OF GUARANTOR

         The undersigned Robert E. Mead ("Guarantor"), hereby consents to the execution of the foregoing Amendment, and the Merger described therein, and acknowledges that it is his desire to fully guarantee the payment and performance in full of the loan made or to be made pursuant to the terms of the Loan Agreement and the other Documents, as amended by the Amendment in accordance with the terms and conditions of the Guarantee, Indemnity and Subordination Agreement (Full) dated as of August 12, 1994 ("Guarantee"), executed by Guarantor in favor of Lender.

         Guarantor hereby: (a) reaffirms and restates as of the date hereof all of Guarantor's covenants, representations and warranties set forth in the Guarantee; (b) represents and warrants that no event has occurred and no condition currently exists that would constitute a default under the Guarantee by Guarantor or under the Loan Agreement or any other Document by Borrower or any other surety; and (c) acknowledges that Lender has performed and is not in default of its obligations under the Documents and that there are no offsets, defenses or counterclaims with respect to any obligation of Borrower under the Documents or of Guarantor under the Guarantee.

         This instrument is executed for the benefit of Lender, its successors and assigns. Guarantor acknowledges that it has received good and valuable consideration for the execution of this instrument and Guarantor's representations, warranties and covenants contained in this instrument.

         IN WITNESS WHEREOF, Guarantor has executed this instrument to be effective as of the 13th day of December, 1995.


                                                   GUARANTOR

                                                    /s/ ROBERT E. MEAD
                                                   -----------------------------
                                                   Robert E. Mead




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                        CONSENT OF SUBORDINATING PARTIES

         The undersigned FREEDOM FINANCIAL CORP., a Texas corporation, and CONDOMINIUM BUILDERS, INC., a Texas corporation ("Subordinating Parties") hereby consent to the foregoing Amendment and hereby reaffirm, as of the date hereof, the terms and conditions set forth in the Subordination And Standstill Agreement dated August 12, 1994 executed by Subordinating Parties in favor of Lender, and jointly and severally acknowledge and agree that any and all obligations of Borrower and Assuming Borrower to any of them, and all security therefor, shall at all times remain subordinate to Borrower's and Assuming Borrower's Obligations to Lender under the Loan Documents, as modified by the foregoing Amendment.

         IN WITNESS WHEREOF, Subordinating Parties have executed this Consent to be effective as of the 13th day of December, 1995.



SUBORDINATING PARTIES:                     FREEDOM FINANCIAL CORP., a Texas
                                           corporation

                                           By /s/ ROBERT E. MEAD
                                              ----------------------------
                                              Its President
                                                  ------------------------

                                           CONDOMINIUM BUILDERS, INC., a Texas
                                           corporation


                                           By /s/ ROBERT E. MEAD
                                              ----------------------------
                                              Its President
                                                  ------------------------




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